EXHIBIT 10.1
[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
Bonanza Master Fund Ltd.
Attn: Brian Ladin, Managing Director
Facsimile: (214) 987-4342
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 57,143 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 57,143 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
BONANZA MASTER FUND LTD.

By:	/s/ Brian Ladin
	Name:	Brian Ladin
	Title:	Managing Director

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
JMG Triton Offshore Fund Ltd.
Attn: Jonathan Glaser, Member Manager
Facsimile: (310) 601-2890
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 14,286 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 14,286 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
JMG TRITON OFFSHORE FUND LTD.

By:	/s/ Jonathan Glaser
	Name:	Jonathan Glaser
	Title:	Managing Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
JMG Capital Partners, L.P.
Attn: Jonathan Glaser, Member Manager
Facsimile: (310) 601-2890
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 14,286 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 14,286 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
JMG CAPITAL PARTNERS, L.P.

By:	/s/ Jonathan Glaser
	Name:	Jonathan Glaser
	Title:	General Partner

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
WS Opportunity Fund International, Ltd.
Attn: Patrick Walker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 4,713 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 4,713 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
WS OPPORTUNITY FUND INTERNATIONAL, LTD.

By:	WS Ventures Management, L.P.,
as agent and attorney-in-fact

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker
Patrick Walker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
WS Opportunity Fund, L.P.
Attn: Patrick Walker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 3,424 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 3,424 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
WS OPPORTUNITY FUND, L.P.

By:	WS Ventures Management, L.P., General Partner

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker
Patrick Walker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
WS Opportunity Fund (QP), L.P.
Attn: Patrick Walker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 3,291 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 3,291 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
WS OPPORTUNITY FUND (QP), L.P.

By:	WS Ventures Management, L.P., General Partner

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker
Patrick P. Walker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
SRB Greenway Capital, L.P.
Attn: Steven Becker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 349 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 349 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
SRB GREENWAY CAPITAL, L.P.

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
SRB Greenway Offshore Operating Fund, L.P.
Attn: Steven Becker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 184 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 184 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
SRB GREENWAY OFFSHORE OPERATING FUND, L.P.

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker
Steve Becker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974

[HOLLYWOOD MEDIA CORP. LETTERHEAD]
March 15, 2006
VIA FACSIMILE
SRB Greenway Capital (QP), L.P.
Attn: Steven Becker, Member
Facsimile: (214) 756-6079
Ladies and Gentlemen:
     Reference is made to the 8% Senior Unsecured Note due November 23, 2006 dated November 23, 2005 (the “Note”) issued by Hollywood Media Corp. (the “Company”) to you. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Note.
     Pursuant to the terms of Section 6 of the Note, the Company may extend the Maturity Date for a period not to exceed six months from the original Maturity Date by delivering written notice to the Holder. Upon the execution and delivery of this letter agreement by the Company and the Holder, the Company hereby extends the Maturity Date for a period of six months from the original Maturity Date; the Maturity Date, as so extended, shall be May 23, 2007.
     In addition, pursuant to the terms of Section 6(b) of the Note, the Company must, within three Trading Days of the date hereof, deliver to you an Extension Warrant to purchase 2,324 shares of Company common stock.
     In light of the impossibility of determining the exercise price of the Extension Warrant based on the definition provided in the Note, upon extension of the Maturity Date, the Holder and the Company agree to amend the definition of Extension Warrants contained in the Note to clarify that the exercise price shall be $4.29.
     The Company and the Holder agree as follows:
1. Amendment to Definition of “Extension Warrants”. The definition of “Extension Warrants” in Section 1 of the Note is amended and restated to read as follows:
     ““Extension Warrants” means warrants in the form of the Warrants (i) to purchase 2,324 shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to $4.29 (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.”
     Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendment is acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

Sincerely, HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
	Name:	Mitchell Rubenstein
	Title:	Chairman and Chief Executive Officer

Agreed and Accepted:
SRB GREENWAY CAPITAL (QP), L.P.

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

2255 Glades Road • Suite 221A • Boca Raton, Florida 33431-7383
Telephone (561) 998-8000 • Fax (561) 998-2974